UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 8, 2017
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14624 N. Scottsdale Road, Suite #300, Scottsdale, Arizona 85254
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events

Nuverra Environmental Solutions, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Current Report”) to provide certain unaudited pro forma condensed consolidated financial information (the “Pro Forma Financial Information”) as of June 30, 2017, for the six months ended June 30, 2017, and for the fiscal year ended December 31, 2016, as set forth in Exhibit 99.1 to this Current Report. The Pro Forma Financial Information is derived from the Company’s unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2017, and from the audited consolidated financial statements for the year ended December 31, 2016, and gives effect to (i) the consummation of the prepackaged plans of reorganization of the Company and certain of its material subsidiaries (together, and as amended, the “Plan”), which became effective on August 7, 2017, and (ii) the Company’s adoption of fresh start accounting pursuant to Accounting Standards Codification (“ASC”) 852 – Reorganizations as if the effective date of the emergence from bankruptcy had occurred on June 30, 2017 for the unaudited condensed consolidated balance sheet and January 1, 2016 for the unaudited condensed consolidated statements of operations. Exhibit 99.1 is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits
(b) Pro Forma Financial Information
The unaudited pro forma condensed consolidated balance sheet as of June 30, 2017, and the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2017 and the year ended December 31, 2016, each giving effect to (i) the Plan and (ii) the Company's application of fresh start accounting, are furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.
(d) Exhibits

Exhibit Number	Description

99.1	Unaudited Pro Forma Consolidated Financial Information

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Pro Forma Consolidated Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: November 8, 2017	By:	/s/ Joseph M. Crabb
	Name:	Joseph M. Crabb
	Title:	Executive Vice President and Chief Legal Officer

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